Exhibit 99.1
Fourth quarter total revenue up 5 percent

BBVA Compass reports net income of $372 million for the full-year of 2016

•	Total revenue growth balanced as both net interest income and noninterest income post 5 percent gains

•	Net interest income increases $28 million from prior year levels and $17 million from 3Q16 levels

•	Percentage net interest margin increases 22 basis points from year ago quarter and 5 basis points from 3Q16 levels

•	Noninterest income totals $261 million, up $12 million from year ago levels

•	Expenses well contained in the quarter; down 1 percent from prior year

•	Continued focus on targeted balance sheet growth and spread management

▪	Average total loans of $61.5 billion up 2 percent on a year-to-date basis

◦	Newly funded customer loans of $14.5 billion for the full-year of 2016

▪	Average total deposits of $67.9 billion up $4.4 billion, or 7 percent, from prior year

◦	Deposit growth fueled by 8 percent increase in noninterest bearing deposits

◦	Noninterest bearing deposits represent 30.2 percent of total deposits

•	Significant decline in nonperforming energy loans leads to improved credit quality metrics

▪	Nonperforming loan ratio at 1.63 percent, down 28 basis points from 3Q16; excluding energy portfolio at 1.05 percent

▪	Net charge-off ratio at 40 basis points for the quarter; 37 basis points for full-year

▪	Allowance to loan ratio at 1.40 percent and coverage ratio at 85 percent

•	Strong capital position and focused on capital optimization

▪	Regulatory capital ratios[1] remain significantly above “well-capitalized” guidelines

▪	Common Equity Tier 1 capital ratio (phased-in)[1] increases to 11.49 percent
HOUSTON, February 1, 2017 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $89 million for the fourth quarter of 2016 compared to $92 million earned during the fourth quarter of 2015. Included in fourth quarter 2016 and 2015 results were goodwill impairment charges of $60 million and $17 million, respectively. Net income adjusted to exclude goodwill impairment was $149 million for the fourth quarter of 2016 and $109 million for the fourth quarter of 2015. Return on average assets and return on average tangible equity2 for the fourth quarter of 2016 were 0.40 percent and 4.51 percent, respectively.
Net income for the twelve months of 2016 was $372 million compared to $507 million earned during the twelve months of 2015. Return on average assets and return on average tangible equity2 for the twelve months of 2016 were 0.41 percent and 4.82 percent, respectively.
“Despite the challenging economic environment in 2016, we are encouraged by the momentum of our results during the second half of the year, particularly with respect to revenue growth in the fourth quarter,” said Onur Genç, president and CEO of BBVA Compass. “As we navigate the evolving landscape in 2017, our focus is on targeted balance sheet growth, managing the spread on our earning assets and ensuring we are optimizing our capital base to enable us to enhance profitability. Digital transformation will be at the forefront of our efforts designed to increase digital sales while at the same time improving the client experience.”
Total revenue increased 5 percent from the prior year as both net interest income and noninterest income posted solid gains. Net interest income totaled $532 million in the quarter, an increase of 5 percent from prior year levels. The percent net interest margin in the fourth quarter of 2016 was 2.78 percent, up 22 basis points from a year ago and 5 basis points from third quarter 2016 levels. This improvement reflected the company’s focus on targeted loan growth and disciplined spread management, as well as the positive impact from the increase in interest rates. The company continues to maintain a balance sheet that is asset sensitive, and thus is well-positioned for further interest rate increases should they materialize.
Noninterest income for the quarter totaled $261 million, an increase of 5 percent compared to $249 million recorded in the fourth quarter of 2015. Growth in mortgage banking income, money transfer income, and card and merchant processing more than offset softness in some of our market sensitive businesses. Expense growth was also well-contained in the quarter with noninterest expense totaling $554 million, down 1 percent compared to the year ago quarter. For the full-year, total expenses increased 2 percent, reflecting the company’s focus on expense management.
“Average total loans for the year were $61.5 billion, an increase of 2 percent,” Genç noted. “While year-over-year growth was muffled by strategic loan sales, in 2016 we funded more than $14.5 billion in customer loans. At the same time, deposit generation remained strong and continued to fully fund our earning asset growth. Average deposits totaled $67.9 billion, an increase of $4.4 billion or 7 percent. Growth in this portfolio was led by an 8 percent increase in average noninterest bearing deposits which now represent 30.2 percent of total deposits.”
“BBVA Compass is committed to maintaining sound underwriting standards, a strong risk profile and reserve levels that adequately reflect the make-up of our loan portfolio and economic conditions,” Genç said. Provision expense for the year totaled $303 million and exceeded net charge-offs by $76 million. Net charge-offs as a percentage of average total loans were 40 basis points in the fourth quarter and 37 basis points for the full-year of 2016. The allowance for loan losses as a percentage of total loans ended the year at 1.40 percent, up from 1.24 percent at the end of 2015. Nonperforming loans as a percentage of total loans declined from 1.91 percent at the end of the third quarter to 1.63 percent, primarily reflecting activity within our energy portfolio.
Energy loans totaled $3.2 billion at the end of the quarter, down $76 million compared to third quarter 2016 levels and $905 million compared to first quarter 2016 levels when the portfolio reached its peak. The energy portfolio now represents 5.4 percent of total loans compared to 5.5 percent at the end of the third quarter of 2016 and 6.7 percent at the end of the first quarter of 2016. During the fourth quarter, nonaccrual loans in the energy portfolio declined by 34 percent from third quarter 2016 levels. This improvement reflects the company’s ongoing actions to actively manage this portfolio, as well as an improvement in economic conditions in this sector.
Total shareholder’s equity ended the fourth quarter of 2016 at $12.8 billion, a 1 percent increase from $12.6 billion at the end of the fourth quarter of 2015. “Maintaining a strong capital position while optimizing the use of our capital base is an essential part of our strategic plan,” said Genç. “Each of the company’s regulatory capital ratios remain significantly above ‘well-capitalized’ guidelines and our total capital ratio ended the quarter at 14.31 percent1 while the CET1 ratio rose to 11.49 percent1 from 10.70 percent1 at the end of 2015.”
________________________________
1 Regulatory capital ratios at December 31, 2016, are estimated
2 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 672 branches, including 344 in Texas, 89 in Alabama, 75 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 19 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (5th). BBVA Compass was recently named Best Digital Bank in North America by global finance magazine Euromoney and the best regional bank in the South and West, as well as earning best mobile app, in Money magazine’s 2015-2016 list of the Best Bank’s in America. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group is the largest financial institution in Spain and Mexico, and has leading franchises in South America and the Sunbelt region of the United States. It also is the leading shareholder in Garanti, Turkey’s largest bank based on market capitalization. Its diversified business is focused on high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 6, 2016, BBVA filed its annual report on Form 20-F for the year ended December 31, 2015, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2015, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2016, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		%	Years Ended December 31,		%
	2016	2015[d]	Change	2016	2015[d]	Change
EARNINGS SUMMARY
Net interest income	$531,752	$504,089	5	$2,067,681	$2,012,977	3
Noninterest income [a]	261,053	249,407	5	1,026,232	1,005,734	2
Total revenue [a]	792,805	753,496	5	3,093,913	3,018,711	2
Investment securities gain (loss), net	—	14,689	(100)	30,037	81,656	(63)
Loss on prepayment of FHLB advances	(295)	(1,898)	(84)	(295)	(8,016)	(96)
Provision for loan losses	37,564	76,307	(51)	302,589	193,638	56
Goodwill impairment	59,901	17,000	252	59,901	17,000	252
Noninterest expense	554,169	561,695	(1)	2,243,621	2,197,853	2
Pretax income	140,876	111,285	27	517,544	683,860	(24)
Income tax expense	51,473	19,637	162	146,021	176,502	(17)
Net income	89,403	91,648	(2)	371,523	507,358	(27)
Net income attributable to noncontrolling interests	441	490	(10)	2,010	2,228	(10)
Net income attributable to BBVA Compass Bancshares, Inc.	$88,962	$91,158	(2)	$369,513	$505,130	(27)

SELECTED RATIOS
Return on average assets	0.40%	0.40%		0.41%	0.57%
Return on average tangible equity [b]	4.51	4.85		4.82	7.02
Average common equity to average assets	14.39	13.88		13.82	13.97
Average loans to average total deposits	89.24	94.05		90.58	94.71
Common equity tier 1 capital (CET1) [c]	11.49	10.70		11.49	10.70
Tier I capital ratio [c]	11.85	11.08		11.85	11.08
Total capital ratio [c]	14.31	13.68		14.31	13.68
Leverage ratio [c]	9.45	8.95		9.45	8.95
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated.
[d] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year Ended			Ending Balance
	Ended December 31,		%	Ended December 31,		%	December 31,		%
	2016	2015[d]	Change	2016	2015[d]	Change	2016	2015[d]	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$60,428,830	$61,480,854	(2)	$61,505,935	$60,176,687	2	$60,223,112	$61,394,666	(2)
Total investment securities	12,800,050	12,186,839	5	12,607,031	11,750,984	7	12,868,272	12,373,196	4
Earning assets	78,691,897	80,941,804	(3)	81,335,489	79,042,874	3	77,989,196	78,074,188	—
Total assets	88,639,855	90,441,599	(2)	91,064,360	88,389,179	3	87,079,953	90,068,538	(3)
Noninterest bearing demand deposits	20,926,593	19,806,936	6	20,556,608	19,016,212	8	20,332,792	19,291,533	5
Interest bearing transaction accounts	32,835,469	31,976,145	3	32,789,385	31,374,727	5	33,518,871	32,620,096	3
Total transaction accounts	53,762,062	51,783,081	4	53,345,993	50,390,939	6	53,851,663	51,911,629	4
Total deposits	67,718,213	65,369,958	4	67,904,564	63,538,900	7	67,279,533	65,981,766	2
Shareholder's equity	12,982,707	12,628,872	3	12,818,572	12,368,866	4	12,750,707	12,624,709	1

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2016				2015
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$921,042	$1,086,018	$1,026,592	$819,034	$407,045
Loans 90 days or more past due [b]	61,542	65,525	60,320	60,490	68,629
TDRs 90 days or more past due	589	618	998	491	874
Total nonperforming loans [a]	983,173	1,152,161	1,087,910	880,015	476,548
Other real estate owned, net (OREO)	21,112	21,670	18,225	17,877	20,862
Other repossessed assets	7,587	6,900	9,380	8,601	$8,774
Total nonperforming assets	$1,011,872	$1,180,731	$1,115,515	$906,493	$506,184

TDRs accruing and past due less than 90 days	$110,733	$116,941	$118,222	$120,316	$150,038

Total nonperforming loans as a % of loans	1.63%	1.91%	1.76%	1.41%	0.78%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.68	1.96	1.80	1.46	0.82
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructurings (TDRs).

	Three Months Ended
	2016				2015
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$862,080	$843,051	$822,440	$762,673	$722,122
Net charge-offs (NCO)	61,351	46,078	66,062	53,478	35,756
Provision for loan losses	37,564	65,107	86,673	113,245	76,307
Balance at end of period	$838,293	$862,080	$843,051	$822,440	$762,673

Allowance for loan losses as a % of total loans	1.40%	1.43%	1.37%	1.32%	1.24%
Allowance for loan losses as a % of nonperforming loans [c]	85.26	74.82	77.49	93.46	160.04
Allowance for loan losses as a % of nonperforming assets [c]	82.85	73.01	75.58	90.73	150.67

Annualized as a % of average loans:
NCO - QTD	0.40	0.30	0.43	0.35	0.23
NCO - YTD	0.37	0.36	0.39	0.35	0.19
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	December 31, 2016			September 30, 2016			December 31, 2015
	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual	Recorded Investment	Total Commitment	Nonaccrual
ENERGY PORTFOLIO
Exploration and production	$1,654,565	$4,182,861	$308,096	$1,722,052	$4,244,802	$511,520	$2,040,748	$5,186,887	$91,947
Midstream	1,199,844	3,230,513	11,298	1,207,650	3,209,931	11,552	1,355,503	3,293,216	—
Drilling oil and support services	263,770	467,908	66,811	261,748	468,728	64,771	266,871	554,782	—
Refineries and terminals	128,010	262,618	339	130,689	254,130	383	137,904	211,258	520
Other	—	—	—	—	—	—	39,200	109,782	—
Total energy portfolio	$3,246,189	$8,143,900	$386,544	$3,322,139	$8,177,591	$588,226	$3,840,226	$9,355,925	$92,467

	December 31, 2016			September 30, 2016			December 31, 2015
	As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans		As a % of Energy Loans	As a % of Total Loans
ENERGY PORTFOLIO
Exploration and production	51.0%	2.7%		51.8%	2.9%		53.2%	3.4%
Midstream	37.0	2.0		36.4	2.0		35.3	2.2
Drilling oil and support services	8.1	0.4		7.9	0.4		6.9	0.4
Refineries and terminals	3.9	0.2		3.9	0.2		3.6	0.2
Other	—	—		—	—		1.0	0.1
Total energy portfolio	100.0%	5.4%		100.0%	5.5%		100.0%	6.3%

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,
	2016			2015[c]
	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,428,830	$575,195	3.79%	$61,480,854	$561,790	3.63%
Investment securities available for sale [a]	11,648,240	60,930	2.08	10,848,801	49,186	1.80
Investment securities held to maturity	1,219,537	9,650	3.15	1,337,393	10,003	2.97
Other earning assets [b]	5,463,017	20,819	1.52	7,274,111	14,653	0.80
Total earning assets [a]	78,759,624	666,594	3.37	80,941,159	635,632	3.12
Allowance for loan losses	(866,885)			(734,031)
Unrealized gain (loss) on securities available for sale	(67,727)			645
Other assets	10,814,843			10,233,826
Total assets	$88,639,855			$90,441,599

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,429,395	$4,772	0.26	$7,033,106	$3,143	0.18
Savings and money market accounts	25,406,074	23,671	0.37	24,943,039	23,871	0.38
Certificates and other time deposits	13,865,231	45,353	1.30	13,455,432	44,263	1.31
Foreign office deposits	90,920	50	0.22	131,445	65	0.20
Total interest bearing deposits	46,791,620	73,846	0.63	45,563,022	71,342	0.62
FHLB and other borrowings	3,281,743	23,825	2.89	5,580,514	22,920	1.63
Federal funds purchased and securities sold under agreement to repurchase	101,168	4,640	18.25	732,968	2,856	1.55
Other short-term borrowings	3,381,697	12,963	1.52	4,104,587	15,774	1.52
Total interest bearing liabilities	53,556,228	115,274	0.86	55,981,091	112,892	0.80
Noninterest bearing deposits	20,926,593			19,806,936
Other noninterest bearing liabilities	1,174,327			2,024,700
Total liabilities	75,657,148			77,812,727
Shareholder's equity	12,982,707			12,628,872
Total liabilities and shareholder's equity	$88,639,855			$90,441,599

Net interest income/ net interest spread		551,320	2.51%		522,740	2.32%
Net yield on earning assets			2.78%			2.56%

Total taxable equivalent adjustment		19,568			18,651

Net interest income		$531,752			$504,089
[a] Excludes adjustment for market valuation.
[b] Beginning in 2016, interest bearing deposits with the Federal Reserve are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Years Ended December 31,
	2016			2015[c]
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$61,505,935	$2,303,017	3.74%	$60,176,687	$2,221,093	3.69%
Investment securities available for sale [a]	11,356,093	192,183	1.69	10,358,764	195,769	1.89
Investment securities held to maturity	1,256,687	38,943	3.10	1,359,013	39,785	2.93
Other earning assets [b]	7,222,523	74,755	1.04	7,115,203	56,558	0.79
Total earning assets [a]	81,341,238	2,608,898	3.21	79,009,667	2,513,205	3.18
Allowance for loan losses	(834,310)			(714,157)
Unrealized gain (loss) on securities available for sale	(5,749)			33,207
Other assets	10,563,181			10,060,462
Total assets	$91,064,360			$88,389,179

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,042,165	16,639	0.24	$7,218,956	12,011	0.17
Savings and money market accounts	25,747,220	99,567	0.39	24,155,771	94,336	0.39
Certificates and other time deposits	14,454,532	188,209	1.30	12,989,759	167,809	1.29
Foreign office deposits	104,039	210	0.20	158,202	322	0.20
Total interest bearing deposits	47,347,956	304,625	0.64	44,522,688	274,478	0.62
FHLB and other borrowings	4,226,225	82,744	1.96	5,701,974	89,988	1.58
Federal funds purchased and securities sold under agreement to repurchase	451,980	21,165	4.68	807,677	8,390	1.04
Other short-term borrowings	3,778,752	54,244	1.44	4,006,716	52,442	1.31
Total interest bearing liabilities	55,804,913	462,778	0.83	55,039,055	425,298	0.77
Noninterest bearing deposits	20,556,608			19,016,212
Other noninterest bearing liabilities	1,884,267			1,965,046
Total liabilities	78,245,788			76,020,313
Shareholder's equity	12,818,572			12,368,866
Total liabilities and shareholder's equity	$91,064,360			$88,389,179

Net interest income/ net interest spread		2,146,120	2.38%		2,087,907	2.41%
Net yield on earning assets			2.64%			2.64%

Total taxable equivalent adjustment		78,439			74,930

Net interest income		$2,067,681			$2,012,977
[a] Excludes adjustment for market valuation.
[b] Beginning in 2016, interest bearing deposits with the Federal Reserve are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

[c] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended			Three Months Ended
	December 31,		%	2016				2015[a]
	2016	2015[a]	Change	December 31	September 30	June 30	March 31[a]	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$214,294	$216,248	(1)	$55,901	$55,047	$51,921	$51,425	$54,357
Card and merchant processing fees	123,668	112,818	10	31,161	31,256	31,509	29,742	28,900
Retail investment sales	102,982	101,614	1	23,293	30,137	26,985	22,567	24,040
Investment banking and advisory fees	107,116	105,235	2	20,792	34,385	28,335	23,604	20,260
Money transfer income	104,592	93,437	12	28,632	25,058	26,477	24,425	24,735
Asset management fees	34,875	33,194	5	8,906	8,778	8,386	8,805	8,745
Corporate and correspondent investment sales	24,689	30,000	(18)	3,199	6,974	10,103	4,413	9,710
Mortgage banking income	21,496	27,258	(21)	16,086	8,242	602	(3,434)	5,989
Bank owned life insurance	17,243	18,662	(8)	4,202	4,170	4,455	4,416	5,135
Other	275,277	267,268	3	68,881	59,718	67,789	78,889	67,536
	1,026,232	1,005,734	2	261,053	263,765	256,562	244,852	249,407
Investment securities gains, net	30,037	81,656	(63)	—	—	21,684	8,353	14,689
Loss on prepayment of FHLB and other borrowings	(295)	(8,016)	NM	(295)	—	—	—	(1,898)
Total noninterest income	$1,055,974	$1,079,374	(2)	$260,758	$263,765	$278,246	$253,205	$262,198

NONINTEREST EXPENSE
Salaries, benefits and commissions	$1,119,676	$1,081,475	4	$283,609	$279,132	$277,166	$279,769	$276,647
Professional services	242,206	218,584	11	63,810	63,628	58,401	56,367	64,450
Equipment	242,273	232,050	4	62,627	59,697	59,508	60,441	57,739
Net occupancy	160,997	161,035	—	40,116	41,610	39,999	39,272	41,304
Money transfer expense	67,474	60,350	12	17,426	16,680	17,768	15,600	16,334
Marketing	50,549	41,778	21	13,018	13,316	11,506	12,709	9,447
Communications	21,046	22,527	(7)	5,406	5,002	5,463	5,175	5,423
Amortization of intangibles	16,373	39,208	(58)	4,093	4,093	4,094	4,093	9,125
Other	323,027	340,846	(5)	64,064	73,113	67,132	118,718	81,226
	2,243,621	2,197,853	2	554,169	556,271	541,037	592,144	561,695
Goodwill impairment	59,901	17,000	252	59,901	—	—	—	17,000
Total noninterest expense	$2,303,522	$2,214,853	4	$614,070	$556,271	$541,037	$592,144	$578,695
NM = Not meaningful
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2016	2015[a]	2016	2015[a]
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,982,707	12,628,872	$12,818,572	12,368,866
Less: Goodwill and other intangibles (average)	5,101,494	5,139,183	5,107,002	5,146,362
Average tangible equity [B]	$7,881,213	7,489,689	$7,711,570	7,222,504
Net income [A]	$89,403	91,648	$371,523	507,358
Return on average tangible equity ([A]/[B], annualized)	4.51%	4.85%	4.82%	7.02%
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (Dollars in thousands)

	At or Quarter Ended December 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$23,788	$6,581	$2,891	$596,454	$8,726	$24,483,562	$25,122,002	$14,413
Real estate – construction	918	50	2,007	1,239	2,393	2,118,709	2,125,316	(383)
Commercial real estate – mortgage	3,791	3,474	—	71,921	4,860	11,126,614	11,210,660	280
Residential real estate – mortgage	57,359	28,450	3,356	140,303	59,893	12,970,633	13,259,994	1,044
Equity lines of credit	7,922	4,583	2,950	33,453	—	2,494,870	2,543,778	641
Equity loans	5,615	1,843	467	13,635	34,746	389,403	445,709	512
Credit card	6,411	5,042	10,954	—	—	582,474	604,881	9,680
Consumer – direct	13,338	4,563	4,482	789	704	1,230,765	1,254,641	15,343
Consumer – indirect	85,198	22,833	7,197	5,926	—	3,013,794	3,134,948	19,902
Covered loans	7,311	1,351	27,238	730	—	322,704	359,334	(81)
Total loans	$211,651	$78,770	$61,542	$864,450	$111,322	$58,733,528	$60,061,263	$61,351
Loans held for sale	$—	$—	$—	$56,592	$—	$105,257	$161,849	$—

	At or Quarter Ended September 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$72,328	$4,400	$5,320	$850,075	$9,283	$23,897,662	$24,839,068	$8,936
Real estate – construction	522	1,062	2,782	1,214	3,315	2,206,377	2,215,272	(206)
Commercial real estate – mortgage	7,614	369	783	63,593	5,141	11,284,130	11,361,630	(372)
Residential real estate – mortgage	56,204	21,200	3,929	117,243	63,008	13,195,851	13,457,435	560
Equity lines of credit	8,173	4,477	2,417	32,642	—	2,446,759	2,494,468	601
Equity loans	5,567	1,694	353	13,198	36,053	422,510	479,375	18
Credit card	5,696	4,264	10,175	—	—	579,727	599,862	8,460
Consumer – direct	12,099	4,725	4,191	765	759	1,164,288	1,186,827	12,884
Consumer – indirect	73,045	20,165	7,070	7,019	—	3,088,936	3,196,235	15,197
Covered loans	4,075	3,844	28,505	269	—	344,418	381,111	—
Total loans	$245,323	$66,200	$65,525	$1,086,018	$117,559	$58,630,658	$60,211,283	$46,078
Loans held for sale	$—	$—	$—	$—	$—	$101,843	$101,843	$—

	At or Quarter Ended June 30, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,750	$4,499	$4,175	$797,066	$9,333	$25,552,413	$26,376,236	$31,773
Real estate – construction	1,675	1,195	2,064	1,983	2,650	2,117,823	2,127,390	(1,094)
Commercial real estate – mortgage	3,495	535	—	62,381	5,603	11,184,061	11,256,075	1,684
Residential real estate – mortgage	51,319	18,866	1,286	109,805	64,341	13,251,401	13,497,018	471
Equity lines of credit	7,279	3,996	1,565	34,043	—	2,418,631	2,465,514	854
Equity loans	4,378	1,214	568	14,254	36,485	456,090	512,989	(19)
Credit card	5,588	3,768	9,056	—	—	590,475	608,887	8,127
Consumer – direct	10,319	4,670	3,354	540	808	1,070,803	1,090,494	9,924
Consumer – indirect	69,575	17,053	5,324	6,360	—	3,248,374	3,346,686	13,027
Covered loans	5,124	4,115	32,928	160	—	356,327	398,654	1,315
Total loans	$167,502	$59,911	$60,320	$1,026,592	$119,220	$60,246,398	$61,679,943	$66,062
Loans held for sale	$—	$—	$—	$—	$—	$108,432	$108,432	$—

	At or Quarter Ended March 31, 2016
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$17,837	$9,947	$3,012	$568,154	$9,545	$26,255,552	$26,864,047	$18,057
Real estate – construction	4,345	827	415	5,712	2,664	2,393,548	2,407,511	(302)
Commercial real estate – mortgage	7,865	829	807	71,889	5,425	10,560,579	10,647,394	22
Residential real estate – mortgage	42,126	18,321	1,507	117,602	65,173	13,345,540	13,590,269	961
Equity lines of credit	8,959	3,779	1,010	33,991	—	2,385,631	2,433,370	2,215
Equity loans	7,027	1,447	443	13,925	37,132	487,593	547,567	606
Credit card	4,876	3,850	9,413	—	—	587,166	605,305	8,190
Consumer – direct	8,239	3,201	2,951	682	868	979,711	995,652	8,711
Consumer – indirect	61,460	11,916	4,149	6,386	—	3,505,845	3,589,756	14,769
Covered loans	5,147	2,152	36,783	693	—	379,044	423,819	249
Total loans	$167,881	$56,269	$60,490	$819,034	$120,807	$60,880,209	$62,104,690	$53,478
Loans held for sale	$—	$—	$—	$—	$—	$96,784	$96,784	$—

	At or Quarter Ended December 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,197	$4,215	$3,567	$161,591	$9,402	$25,835,402	$26,022,374	$3,345
Real estate – construction	2,864	91	421	5,908	2,247	2,342,722	2,354,253	(423)
Commercial real estate – mortgage	3,843	1,461	2,237	69,953	33,904	10,341,882	10,453,280	1,260
Residential real estate – mortgage	47,323	19,540	1,961	113,234	67,343	13,743,884	13,993,285	1,269
Equity lines of credit	8,263	4,371	2,883	35,023	—	2,369,275	2,419,815	1,382
Equity loans	6,356	2,194	704	15,614	37,108	518,828	580,804	238
Credit card	5,563	4,622	9,718	—	—	607,456	627,359	7,299
Consumer – direct	7,648	3,801	3,537	561	908	920,416	936,871	6,126
Consumer – indirect	73,438	17,167	5,629	5,027	—	3,393,821	3,495,082	14,548
Covered loans	4,862	3,454	37,972	134	—	394,539	440,961	712
Total loans	$168,357	$60,916	$68,629	$407,045	$150,912	$60,468,225	$61,324,084	$35,756
Loans held for sale	$227	$—	$—	$—	$—	$70,355	$70,582	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2016				2015[a]
	December 31	September 30	June 30	March 31[a]	December 31
Assets:
Cash and due from banks	$1,284,261	$1,130,610	$1,581,187	$1,108,416	$1,125,673
Interest bearing funds with the Federal Reserve	1,830,078	2,923,813	3,248,576	4,027,867	3,040,207
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	137,447	372,268	319,644	233,411	330,948
Cash and cash equivalents	3,251,786	4,426,691	5,149,407	5,369,694	4,496,828
Trading account assets	3,144,600	4,051,461	4,355,025	4,358,533	4,138,132
Investment securities available for sale	11,665,055	11,516,885	11,359,159	11,265,797	11,050,520
Investment securities held to maturity	1,203,217	1,240,850	1,258,253	1,267,953	1,322,676
Loans held for sale	161,849	101,843	108,432	96,784	70,582
Loans	60,061,263	60,211,283	61,679,943	62,104,690	61,324,084
Allowance for loan losses	(838,293)	(862,080)	(843,051)	(822,440)	(762,673)
Net loans	59,222,970	59,349,203	60,836,892	61,282,250	60,561,411
Premises and equipment, net	1,300,054	1,287,457	1,290,738	1,297,539	1,322,378
Bank owned life insurance	711,939	712,422	708,143	704,254	700,285
Goodwill	4,983,296	5,043,197	5,043,197	5,043,197	5,043,197
Other intangible assets	15,203	19,296	23,389	27,483	31,576
Other assets	1,419,984	1,607,533	1,620,521	1,507,305	1,330,953
Total assets	$87,079,953	$89,356,838	$91,753,156	$92,220,789	$90,068,538
Liabilities:
Deposits:
Noninterest bearing	$20,332,792	$20,585,598	$20,132,164	$20,416,248	$19,291,533
Interest bearing	46,946,741	47,001,739	47,618,154	48,503,973	46,690,233
Total deposits	67,279,533	67,587,337	67,750,318	68,920,221	65,981,766
FHLB and other borrowings	3,001,551	3,671,861	5,098,048	4,383,454	5,438,620
Federal funds purchased and securities sold under agreements to repurchase	39,052	165,573	386,343	893,786	750,154
Other short-term borrowings	2,802,977	3,591,223	4,352,428	3,924,781	4,032,644
Accrued expenses and other liabilities	1,206,133	1,521,654	1,439,023	1,375,370	1,240,645
Total liabilities	74,329,246	76,537,648	79,026,160	79,497,612	77,443,829
Shareholder’s Equity:
Preferred Stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,985,673	15,020,937	15,022,974	15,152,077	15,160,267
Retained deficit	(2,327,440)	(2,416,402)	(2,536,230)	(2,658,214)	(2,696,953)
Accumulated other comprehensive loss	(168,252)	(46,644)	(20,500)	(31,945)	(99,336)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,721,686	12,789,596	12,697,949	12,693,623	12,595,683
Noncontrolling interests	29,021	29,594	29,047	29,554	29,026
Total shareholder’s equity	12,750,707	12,819,190	12,726,996	12,723,177	12,624,709
Total liabilities and shareholder’s equity	$87,079,953	$89,356,838	$91,753,156	$92,220,789	$90,068,538
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.

BBVA COMPASS BANCSHARES INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2016				2015[a]
	December 31	September 30	June 30	March 31[a]	December 31
Interest income:
Interest and fees on loans	$558,680	$557,996	$559,170	$561,083	$546,392
Interest on investment securities available for sale	60,868	48,382	36,442	46,197	49,066
Interest on investment securities held to maturity	6,664	6,675	6,759	6,795	6,870
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	7,664	4,563	4,346	4,366	1,595
Interest on trading account assets	13,150	12,926	13,412	14,321	13,058
Total interest income	647,026	630,542	620,129	632,762	616,981
Interest expense:
Interest on deposits	73,846	76,031	76,933	77,815	71,342
Interest on FHLB and other borrowings	23,825	21,315	19,592	18,012	22,920
Interest on federal funds purchased and securities sold under agreements to repurchase	4,640	4,934	5,434	6,157	2,856
Interest on other short-term borrowings	12,963	13,453	13,932	13,896	15,774
Total interest expense	115,274	115,733	115,891	115,880	112,892
Net interest income	531,752	514,809	504,238	516,882	504,089
Provision for loan losses	37,564	65,107	86,673	113,245	76,307
Net interest income after provision for loan losses	494,188	449,702	417,565	403,637	427,782
Noninterest income:
Service charges on deposit accounts	55,901	55,047	51,921	51,425	54,357
Card and merchant processing fees	31,161	31,256	31,509	29,742	28,900
Retail investment sales	23,293	30,137	26,985	22,567	24,040
Investment banking and advisory fees	20,792	34,385	28,335	23,604	20,260
Money transfer income	28,632	25,058	26,477	24,425	24,735
Asset management fees	8,906	8,778	8,386	8,805	8,745
Corporate and correspondent investment sales	3,199	6,974	10,103	4,413	9,710
Mortgage banking income	16,086	8,242	602	(3,434)	5,989
Bank owned life insurance	4,202	4,170	4,455	4,416	5,135
Investment securities gains, net	—	—	21,684	8,353	14,689
Loss on prepayment of FHLB and other borrowings	(295)	—	—	—	(1,898)
Other	68,881	59,718	67,789	78,889	67,536
Total noninterest income	260,758	263,765	278,246	253,205	262,198
Noninterest expense:
Salaries, benefits and commissions	283,609	279,132	277,166	279,769	276,647
Professional services	63,810	63,628	58,401	56,367	64,450
Equipment	62,627	59,697	59,508	60,441	57,739
Net occupancy	40,116	41,610	39,999	39,272	41,304
Money transfer expense	17,426	16,680	17,768	15,600	16,334
Marketing	13,018	13,316	11,506	12,709	9,447
Communications	5,406	5,002	5,463	5,175	5,423
Amortization of intangibles	4,093	4,093	4,094	4,093	9,125
Goodwill impairment	59,901	—	—	—	17,000
Other	64,064	73,113	67,132	118,718	81,226
Total noninterest expense	614,070	556,271	541,037	592,144	578,695
Net income before income tax expense	140,876	157,196	154,774	64,698	111,285
Income tax expense	51,473	36,845	32,272	25,431	19,637
Net income	89,403	120,351	122,502	39,267	91,648
Less: net income attributable to noncontrolling interests	441	523	518	528	490
Net income attributable to BBVA Compass Bancshares, Inc.	$88,962	$119,828	$121,984	$38,739	$91,158
[a] Prior period financial information has been retrospectively adjusted to include the historical activity of the money business service subsidiaries purchased from BBVA Bancomer USA, Inc in June 2016.